Acquisitions - Purchase Price Allocation (Details) - Seajacks International Limited - USD ($) $ in Thousands		12 Months Ended
	Aug. 12, 2021	Dec. 31, 2021
Purchase price:
Issuance of redeemable notes	$ 70,686
Equity issued (8.13 million shares)	152,288
Total purchase price	222,974
Allocated to:
Cash and cash equivalents	25,719
Trade and other receivables	60,304
Inventories	4,655
Other current assets	5,832
Vessels	554,705
Brand Name *	4,518
Other non-current assets	6,289
Accounts payable and accrued expenses	(20,231)
Bank loans and other current debt	(341,651)
Other current liabilities	(15,852)
Other non-current liabilities	(3,878)
Fair value of assets acquired, less liabilities assumed	280,410
Gain on bargain purchase	(57,436)	$ (57,400)
Total purchase price	$ 222,974